SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2004

Northern Star Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-25231	41-1912467
(Commission File Number)	(IRS Employer Identification No.)

1650 Madison Avenue Mankato, Minnesota 56001
(Address of Principal Executive Offices and Zip Code)

(507) 387-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.                                                           Other Events and Regulation FD Disclosure

On February 26, 2004, Northern Star Financial, Inc. issued a press release announcing the dismissal, with prejudice, of all claims asserted by plaintiffs against Northern Star Bank in United States District Court, District of Minnesota.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 7.                                                           Financial Statements and Exhibits

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

Exhibit 99.1                                    Press release dated February 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN STAR FINANCIAL, INC.

	By	/s/ Thomas P. Stienessen
Date: March 3, 2004		Thomas P. Stienessen
Chief Executive Officer

EXHIBIT INDEX

Northern Star Financial, Inc.

Form 8-K Current Report

Exhibit Number	Description

99.1	Press release dated February 26, 2004